Ticker Symbol By Class
	A	C	I
Miller Convertible Bond Fund	MCFAX	MCFCX	MCIFX
Miller Convertible Plus Fund	MCPAX	MCCCX	MCPIX
Miller Intermediate Bond Fund	MIFAX	MIFCX	MIFIX

Supplement dated September 29, 2017 to the Statement of Additional Information dated February 27, 2017

Effective as of the date of this Supplement, the Statement of Additional Information is being revised to update information about the Policies and Procedures for Disclosure of Portfolio Holdings. The heading “Deloitte & Touche LLP” and the sentence immediately following the heading on page 33 are deleted in their entirety and replaced with the following:

RSM US, LLP. RSM US, LLP is the Funds’ independent registered public accounting firm; therefore, its personnel have access to the Funds’ portfolio holdings in connection with auditing each Funds’ annual financial statements and providing assistance and consultation in connection with SEC filings.

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The Statement of Additional Information is being revised to update information about the Independent Registered Public Accounting Firm. This section on page 72 is deleted in its entirety and replaced with the following:

RSM US, LLP located at 80 City Square, Boston, MA 02129 serves as the Funds’ independent registered public accounting firm for the current fiscal year.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information each dated February 27, 2017, which provide information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-877-441-4434. The Prospectus may be obtained by visiting www.TheMillerFamilyOfFunds.com. You should retain this Supplement for future reference.